united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22549

Northern Lights Fund Trust II

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 11/30

Date of reporting period: 11/30/15

Item 1. Reports to Stockholders.

North Star Opportunity Fund

Class I Shares (Symbol: NSOIX)

Class A Shares (Symbol: NSOPX)

North Star Micro Cap Fund

Class I Shares (Symbol: NSMVX)

North Star Dividend Fund

Class I Shares (Symbol: NSDVX)

North Star Bond Fund

Class I Shares (Symbol: NSBDX)

Annual Report

November 30, 2015

www.nsinvestfunds.com

Investor Information: 1-312-580-0900

Distributed by Northern Lights Distributors, LLC

Member FINRA

INVESTMENT MANAGEMENT CORP.

The North Star Mutual Fund Family consists of four funds; The North Star Opportunity Fund, the North Star Micro Cap Fund, the North Star Dividend Fund, and the North Star Bond Fund. The first three funds share the objective of producing long-term capital appreciation by investing primarily in the common stocks of publicly traded companies that are trading at attractive enterprise values relative to their free cash flow, while the fourth invests in fixed income securities to generate monthly income:

•	The North Star Opportunity Fund’s range of investments may include smaller, underfollowed companies to the largest multinational organizations as well as fixed income securities. The result is a diversified Micro to Macro portfolio of stocks and fixed income securities structured to offer a relatively high yield with relatively low volatility. As of 11-30-2015 60.17% of the portfolio is in large and mid- cap stocks, and 20.16% in small and micro-cap stocks, with 10.90% in fixed income securities and 2.6% in cash.
•	The North Star Micro Cap Fund invests in the common stocks of misunderstood or underfollowed companies with under $500 million capitalizations.
•	The North Star Dividend Fund’s primary objective is to generate monthly income. The Fund seeks to achieve its objectives by investing in a diversified portfolio of common stocks of companies with under $ 1 billion market capitalization which offer attractive dividend yields.
•	The North Star Bond Fund will generally focus on bonds issued by companies with market capitalizations of less than $2.5 billion.

A strong U.S. dollar, concerns over the Chinese economy, and depressed energy prices produced a significant headwind for the U.S. economy during the twelve month period ending November 30, 2015. We believe those winds will shift as a strong currency should attract capital inflows, that the impact to the U.S. of the slowdown in the Chinese economy has been wildly exaggerated, and that low energy prices should provide a boost to our consumer centric economy. In 2015 the consumer opted to pocket rather than spend the excess cash from the energy savings, a trend which we feel is unlikely to continue. Another surprise was that interest rates remained unchanged despite the lift-off of the Fed tightening cycle. There were some bright spots in the U.S. economy as the unemployment rate steadily fell to around 5%, the housing market continued to recover, and auto sales were at record levels. Overall corporate profits were flat however, depressed by a steep decline in net income from the Energy sector. The stock market was quite stable during the first half of the year with the S&P 500 trading in a historically tight range between up 3% and down 3%, finishing at the high end up 2.97% and the Russell 2000 gaining 6.94%. Unfortunately the second half was quite a different story, as volatility returned and prices seesawed with the S&P 500 finishing up 2.75% and the Russell 2000 up 3.51%. It was a particularly difficult market for value investors as growth stocks dramatically outperformed value stocks by 7%, a margin only equaled one other time in the past 25 years. The North Star Funds are constructed to take advantage of the superior long-term performance characteristics that “small value” has to offer, but 2015 was the year of “large growth”, specifically and narrowly the “FANG” (Facebook, Amazon, Netflix, and Google). In fact the ten largest stocks in the S&P 500 accounted for all the gains in 2015, while the other 490 stocks combined for a 5% decline. The Funds’ results for the period ending 11-30-2015 are detailed below.

Fund	Total Return for the 12 Month Period	NAV 11/30/2015	Distributions During Period	NAV 11/30/14	Total Net Assets (in 000's)
North Star Opportunity Fund	(8.47)%	$11.15	$1.2184	$13.46	$70,824
North Star Micro Cap Fund	(9.49)%	$24.51	$2.4139	$29.52	$66,677
North Star Dividend Fund	1.09%	$17.68	$0.8471	$18.33	$50,922
North Star Bond Fund *	(0.20)%	$9.74	$0.2418	$10.00	$10,556
*Since Inception 12/19/2014

THE CIVIC OPERA BUILDING • 20 NORTH WACKER DRIVE • SUITE 1416 • CHICAGO, ILLINOIS 60606

312.580.0900 PHONE • 312.580.0901 FAX

1

INVESTMENT MANAGEMENT CORP.

Our outlook for 2016 is for the U.S. economy to regain some momentum as higher employment, higher wages, and huge energy savings should stimulate more economic activity leading to growth in corporate profits and modestly higher interest rates. As such, we believe U.S. equities will remain an asset class of choice. In addition, we believe that merger and acquisition will trickle down the food chain to smaller companies, which should inure to the benefit of our holdings.

We thank you for your investment in the North Star Funds.

4047-NLD-1/15/2016

Please remember that past performance may not be indicative and is no guarantee of future results. The fund performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. A Fund's performance, especially for very short periods of time, should not be the sole factor in making your investment decisions. For current performance information, please visit www.nsinvestfunds.com or call 1-312-580-0900. All performance figures reflect fee waivers and expense subsidies, without which performance figures would have been lower.

The indices shown are for informational purposes only and are not reflective of any investment. As it is not possible to invest in the indices, the data shown does not reflect or compare features of an actual investment, such as its objectives, costs and expenses, liquidity, safety, guarantees or insurance, fluctuation of principal or return, or tax features. Past performance is no guarantee of future results.

S&P 500 Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks.

Russell 2000® Index is an unmanaged index that is a widely recognized indicator of small capitalization company performance. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

THE CIVIC OPERA BUILDING • 20 NORTH WACKER DRIVE • SUITE 1416 • CHICAGO, ILLINOIS 60606

312.580.0900 PHONE • 312.580.0901 FAX

2

North Star Opportunity Fund

PORTFOLIO REVIEW (Unaudited)

November 30, 2015

Comparison of the Change in Value of a $10,000 Investment

The Fund’s performance* figures for the year ended November 30, 2015, compared to its benchmark:

			Inception** –	Inception*** –
		Five Year	November 30, 2015	November 30, 2015
	One Year	(Annualized)	(Annualized)	(Annualized)
North Star Opportunity Fund – Class A	(8.47)%	N/A	10.16%	N/A
North Star Opportunity Fund – Class A with load	(13.55)%	N/A	8.53%	N/A
North Star Opportunity Fund – Class I (a)	(8.47)%	8.70%	N/A	4.51%
S&P 500 Total Return Index (b)	2.75%	14.40%	16.99%	6.66%

* Past performance is not predictive of future results. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Shares held for less than 30 days are subject to a 2.00% redemption fee. The total operating expense ratios (including indirect expenses), as stated in the Fund’s Prospectus dated July 7, 2015, are 1.62% and 1.37% for Class A and Class I shares, respectively. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than 1 year are annualized. For performance information current to the most recent month-end, please call 1-312-580-0900.

** Inception date is December 15, 2011.

*** Inception date is December 31, 2006.

(a) The North Star Opportunity Fund is the successor to the North Star Opportunity Fund, L.P. (the “Predecessor Fund”), which transferred its assets to the Fund in connection with the Fund’s commencement of operations. The Predecessor Fund was managed by the same adviser who currently manages the Fund, and had substantially similar investment objectives and strategies to those of the Fund. The performance includes the performance of the Predecessor Fund prior to the commencement of the Fund’s operations. The Predecessor Fund’s performance has been adjusted to reflect the annual deduction of fees and expenses applicable to the Class I Shares. The Predecessor Fund was not registered as a mutual fund under the Investment Company Act of 1940, as amended (the “1940 Act”), and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”). If the Predecessor Fund had been registered under the 1940 Act, its performance may have been different.

3

North Star Opportunity Fund

PORTFOLIO REVIEW (Unaudited) (continued)

November 30, 2015

(b) The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

The Fund’s Top Ten Industries are as follows:

Industries	% of Net Assets
Pharmaceuticals	13.8%
Miscellaneous Manufacturer	8.0%
Media	6.7%
Banks	5.4%
Electrical Components & Equipment	4.7%
Household Products/Wares	4.3%
Limited Partnership	3.9%
Transportation	3.9%
Telecommunications	3.9%
Auto Manufacturers	3.5%
Other Industries	35.4%
Short-Term Investments and Other Assets Net of Liabilities	6.5%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund's holdings.

4

North Star Micro Cap Fund

PORTFOLIO REVIEW (Unaudited)

November 30, 2015

Comparison of the Change in Value of a $10,000 Investment

The Fund’s performance* figures for the year ended November 30, 2015, compared to its benchmark:

				Inception** –
		Five Year	Ten Year	November 30, 2015
	One Year	(Annualized)	(Annualized)	(Annualized)
North Star Micro Cap Fund – Class I (a)	(9.49)%	10.87%	7.20%	10.47%
Russell 2000 Total Return Index (b)	3.51%	12.02%	7.31%	7.17%

* Past performance is not predictive of future results. The performance comparison includes reinvestment of all dividends and capital gains. Shares held for less than 30 days are subject to a 2.00% redemption fee. The total operating expense ratio (including indirect expenses), as stated in the Fund’s Prospectus dated July 7, 2015, is 1.35% for Class I shares. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than 1 year are annualized. Total returns would have been lower had the advisor not waived its fees and reimbursed a portion of the Fund’s expenses. For performance information current to the most recent month-end, please call 1-312-580-0900.

** Inception date is December 31, 1997.

(a) The North Star Micro Cap Fund is the successor to the Kuby Gottlieb Special Value Fund, L.P. (the “Predecessor Fund”), which transferred its assets to the North Star Micro Cap Fund in connection with the North Star Micro Cap Fund’s commencement of operations. The Predecessor Fund was managed by the same adviser who currently manages the North Star Micro Cap Fund, and had substantially similar investment objectives and strategies to those of the North Star Micro Cap Fund. The performance includes the performance of the Predecessor Fund prior to the commencement of the North Star Micro Cap Fund’s operations. The Predecessor Fund’s performance has been adjusted to reflect the annual deduction of fees and expenses applicable to the Class I Shares. The Predecessor Fund was not registered as a mutual fund under the Investment Company Act of 1940, as amended (the “1940 Act”), and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”). If the Predecessor Fund had been registered under the 1940 Act, its performance may have been different.

(b) The Russell 2000 Total Return Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

5

North Star Micro Cap Fund

PORTFOLIO REVIEW (Unaudited) (Continued)

November 30, 2015

The Fund’s Top Ten Industries are as follows:

Industries	% of Net Assets
Commercial Services	9.8%
Household Products/Wares	6.9%
Apparel	6.8%
Building Materials	5.4%
Leisure Time	5.1%
Environmental Control	4.9%
Software	4.6%
Chemicals	4.5%
Beverages	4.4%
Electrical Components & Equipment	4.2%
Other Industries	36.9%
Short-Term Investments and Other Assets Net of Liabilities	6.5%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund's holdings.

6

North Star Dividend Fund

PORTFOLIO REVIEW (Unaudited)

November 30, 2015

Comparison of the Change in Value of a $10,000 Investment

The Fund’s performance* figures for the year ended November 30, 2015, compared to its benchmark:

			Inception** –
		Five Year	November 30, 2015
	One Year	(Annualized)	(Annualized)
North Star Dividend Fund – Class I (a)	1.09%	10.56%	12.77%
Russell 2000 Total Return Index (b)	3.51%	12.02%	13.82%

* Past performance is not predictive of future results. The performance comparison includes reinvestment of all dividends and capital gains. Shares held for less than 30 days are subject to a 2.00% redemption fee. The total operating expense ratio (including indirect expenses), as stated in the Fund’s Prospectus dated July 7, 2015, is 1.54% for Class I shares. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than 1 year are annualized. Total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses. For performance information current to the most recent month-end, please call 1-312-580-0900.

** Inception date is February 1, 2010.

(a) The North Star Dividend Fund is the successor to the North Star Dividend Fund, L.P. (the “Predecessor Fund”), which transferred its assets to the North Star Dividend Fund in connection with the North Star Dividend Fund’s commencement of operations. The Predecessor Fund was managed by the same adviser who currently manages the North Star Dividend Fund, and had substantially similar investment objectives and strategies to those of the North Star Dividend Fund. The performance includes the performance of the Predecessor Fund prior to the commencement of the North Star Dividend Fund’s operations. The Predecessor Fund’s performance has been adjusted to reflect the annual deduction of fees and expenses applicable to the Class I Shares. The Predecessor Fund was not registered as a mutual fund under the Investment Company Act of 1940, as amended (the “1940 Act”), and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”). If the Predecessor Fund had been registered under the 1940 Act, its performance may have been different.

(b) The Russell 2000 Total Return Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

7

North Star Dividend Fund

PORTFOLIO REVIEW (Unaudited)(Continued)

November 30, 2015

The Fund’s Top Ten Industries are as follows:

Industries	% of Net Assets
REITS	8.9%
Water	8.0%
Commercial Services	6.0%
Media	5.5%
Software	5.0%
Telecommunications	4.9%
Retail	4.4%
Electric	3.7%
Gas	3.5%
Auto Parts & Equipment	3.2%
Other Industries	42.5%
Short-Term Investments and Other Assets Net of Liabilities	4.4%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund's holdings.

8

North Star Bond Fund

PORTFOLIO REVIEW (Unaudited)

November 30, 2015

Comparison of the Change in Value of a $10,000 Investment

The Fund’s performance* figures for the period ended November 30, 2015, compared to its benchmark:

Inception** –
November 30, 2015
North Star Bond Fund – Class I	(0.20)%
Barclays U.S. High Yield Ba/B Index (a)	(0.05)%

* Past performance is not predictive of future results. Shares held for less than 30 days are subject to a 2.00% redemption fee. The performance comparison includes reinvestment of all dividends and capital gains. The total operating expense ratio (including indirect expenses), as stated in the Fund’s Prospectus dated July 7, 2015, is 1.79% for Class I shares. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses. Performance figure is not annualized. For performance information current to the most recent month-end, please call 1-312-580-0900.

** Inception date is December 19, 2014.

(a) The Barclays U.S. High Yield Ba/B Index measures the performance of bonds with Ba or B ratings.

9

North Star Bond Fund

PORTFOLIO REVIEW (Unaudited)(Continued)

November 30, 2015

The Fund’s Top Ten Industries are as follows:

Industries	% of Net Assets
Food	14.7%
Commercial Services	14.4%
Household Products/Wares	8.8%
Retail	6.5%
Diversified Financial Services	5.4%
Auto Parts & Equipment	4.1%
Environmental Control	4.1%
Healthcare - Services	3.7%
Media	3.6%
Telecommunications	3.6%
Other Industries	22.9%
Short-Term Investments and Other Assets Net of Liabilities	8.2%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund's holdings.

10

North Star Opportunity Fund
PORTFOLIO OF INVESTMENTS
November 30, 2015
Shares		Value

	COMMON STOCK - 79.9%
	AEROSPACE/DEFENSE - 1.7%
8,500	Boeing Co.	$ 1,236,325

	AIRLINES - 1.8%
35,000	Virgin America, Inc. *	1,273,650

	APPAREL - 1.7%
24,000	Deckers Outdoor Corp. *	1,174,560

	AUTO MANUFACTURERS - 3.5%
79,000	Blue Bird Corp. *	859,520
115,000	Ford Motor Co.	1,647,950
		2,507,470
	AUTO PARTS & EQUIPMENT - 2.1%
42,000	Goodyear Tire & Rubber Co.	1,464,960

	BANKS - 3.5%
11,000	PNC Financial Services Group, Inc.	1,050,610
33,000	US Bancorp	1,448,370
		2,498,980
	BEVERAGES - 2.3%
31,000	Keurig Green Mountain, Inc.	1,624,400

	CHEMICALS - 1.4%
50,000	Potash Corp. of Saskatchewan, Inc.	1,011,000

	COMMERCIAL SERVICES - 2.4%
37,000	PayPal Holdings, Inc. *	1,304,620
700,000	Professional Diversity Network, Inc. * <	425,320
		1,729,940
	DIVERSIFIED FINANCIAL SERVICES - 1.9%
85,000	Janus Capital Group, Inc.	1,342,150
1,150	PJT Partners, Inc.	26,956
		1,369,106
	ELECTRICAL COMPONENTS & EQUIPMENT - 4.7%
59,000	Graham Corp.	1,059,640
680,000	Orion Energy Systems, Inc. *	1,536,800
192,497	Pioneer Power Solutions, Inc. *	712,239
		3,308,679
	HOME BUILDERS - 1.3%
65,000	TRI Pointe Group, Inc. *	906,750

	HOUSEHOLD PRODUCTS/WARES - 3.2%
129,230	Acme United Corp.	2,229,217

	LIMITED PARTNERSHIP - 3.9%
52,000	Blackstone Group LP - MLP	1,623,960
69,000	KKR & Co. LP - MLP	1,166,790
		2,790,750
	MACHINERY - CONSTRUCTION & MINING - 1.2%
55,000	Joy Global, Inc.	844,250

	MACHINERY - DIVERSIFIED - 1.7%
50,000	Power Solutions International, Inc.	1,177,000

The accompanying notes are an integral part of these financial statements.

11

North Star Opportunity Fund
PORTFOLIO OF INVESTMENTS (Continued)
November 30, 2015
Shares		Value

	MEDIA - 5.5%
30,000	Meredith Corp.	$ 1,399,500
50,000	TEGNA, Inc.	1,412,500
65,000	World Wrestling Entertainment, Inc. - Class A	1,104,350
		3,916,350
	MISCELLANEOUS MANUFACTURER - 8.0%
110,000	FreightCar America, Inc.	2,667,500
50,000	General Electric Co.	1,497,000
56,000	Trinity Industries, Inc.	1,520,400
		5,684,900
	OIL & GAS - 1.8%
22,000	Murphy USA, Inc. *	1,310,320

	PHARMACEUTICALS - 13.8%
25,000	Abbott Laboratories	1,123,000
13,500	Johnson & Johnson	1,366,740
23,000	Merck & Co., Inc.	1,219,230
33,000	Mylan NV *	1,692,900
45,000	Pfizer, Inc.	1,474,650
23,000	Teva Pharmaceutical Industries Ltd. - ADR	1,447,390
30,500	Zoetis, Inc. - Class A	1,424,350
		9,748,260
	RETAIL - 2.7%
180,000	Wendy's Co.	1,891,800

	SOFTWARE - 2.1%
27,000	Paychex, Inc.	1,464,750

	TELECOMMUNICATIONS - 2.8%
193,200	Alteva, Inc.	886,788
50,000	Consolidated Communications Holdings, Inc.	1,089,500
		1,976,288
	TRANSPORTATION - 3.9%
46,000	CSX Corp.	1,307,780
14,000	United Parcel Service, Inc. - Class B	1,442,140
		2,749,920
	WATER - 1.0%
29,000	Veolia Environnement SA - ADR	692,230

	TOTAL COMMON STOCK (Cost - $53,625,684)	56,581,855

	PREFERRED STOCK - 2.7%
	INVESTMENT COMPANIES - 1.2%
33,000	Saratoga Investment Corp., 7.50%	827,310

	PIPELINES - 0.9%
15,500	Kinder Morgan, Inc. 9.75%	675,103

	TRUCKING & LEASING - 0.6%
5,370	General Finance Corp., 9.00%	421,545

	TOTAL PREFERRED STOCK (Cost - $2,060,418)	1,923,958

The accompanying notes are an integral part of these financial statements.

12

North Star Opportunity Fund
PORTFOLIO OF INVESTMENTS (Continued)
November 30, 2015
Par Value		Coupon Rate (%)	Maturity	Value

	BONDS & NOTES - 10.9%
	BANKS - 1.9%
$ 655,000	Citigroup, Inc. **	5.950	7/29/2049	$ 645,175
685,000	Morgan Stanley **	5.550	12/29/2049	683,288
				1,328,463
	COMMERCIAL SERVICES - 1.2%
800,000	ADT Corp.	6.250	10/15/2021	840,000

	ENTERTAINMENT - 1.2%
845,000	Churchill Downs, Inc.	5.375	12/15/2021	870,350

	ENVIRONMENTAL CONTROL - 1.2%
820,000	Covanta Holding Corp.	7.250	12/1/2020	854,850

	FOOD - 1.0%
700,000	B&G Foods, Inc.	4.625	6/1/2021	693,875

	HOUSEHOLD PRODUCTS/WARES - 1.1%
739,000	Central Garden & Pet Co.	8.250	3/1/2018	755,276

	MEDIA - 1.2%
850,000	TEGNA, Inc. ^	4.875	9/15/2021	856,375

	OIL & GAS SERVICES - 1.0%
900,000	Freeport-McMoran Oil & Gas LLC	6.625	5/1/2021	731,250

	TELECOMMUNICATIONS - 1.1%
809,000	Alaska Communications Systems Group, Inc.	6.250	5/1/2018	816,079

	TOTAL BONDS & NOTES (Cost - $7,922,925)			7,746,518

Shares	SHORT-TERM INVESTMENTS - 6.2%
	MONEY MARKET FUND - 6.2%
4,357,283	Fidelity Institutional Money Market Funds - Money Market Portfolio, 0.01%***			4,357,283
	(Cost - $4,357,283)

	TOTAL INVESTMENTS - 99.7% (Cost - $67,966,310) (a)			$ 70,609,614
	OTHER ASSETS LESS LIABILITIES - NET - 0.3%			214,526
	NET ASSETS - 100.0%			$ 70,824,140

* Non-income producing security.
< Restricted security. The Advisor or Trustees have determined the security to be illiquid. At November 30, 2015, the security amounted to 0.6% of net assets.
** Variable rate security - interest rate subject to periodic change.
^ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. This security had a fair value of $856,375 and 1.2% of net assets.
***Money Market Fund; interest rate reflects seven-day effective yield on November 30, 2015.

(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $68,058,315 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:
		Unrealized appreciation:		$ 9,642,942
		Unrealized depreciation:		(7,091,643)
		Net unrealized appreciation:		$ 2,551,299
ADR - American Depositary Receipt
MLP - Master Limited Partnership

The accompanying notes are an integral part of these financial statements.

13

North Star Micro Cap Fund
PORTFOLIO OF INVESTMENTS
November 30, 2015
Shares		Value

	COMMON STOCK - 93.5%
	APPAREL - 6.8%
96,000	Cherokee, Inc.	$ 1,834,560
54,500	Perry Ellis International, Inc. *	1,130,330
84,000	Rocky Brands, Inc.	954,240
89,500	Tandy Leather Factory, Inc. *	621,130
		4,540,260
	AUTO MANUFACTURERS - 1.9%
118,000	Blue Bird Corp. *	1,283,840

	AUTO PARTS & EQUIPMENT - 1.6%
300,000	Spartan Motors, Inc.	1,089,000

	BEVERAGES - 4.4%
31,400	National Beverage Corp. *	1,364,330
215,884	Reed's, Inc. *	1,075,102
538,100	Truett-Hurst, Inc. - Class A * # <	500,433
		2,939,865
	BUILDING MATERIALS - 5.4%
301,700	LSI Industries, Inc.	3,566,094

	CHEMICALS - 4.5%
51,979	Detrex Corp. <	1,299,475
135,000	Landec Corp. *	1,729,350
		3,028,825
	COMMERCIAL SERVICES - 9.8%
180,000	ARC Document Solutions, Inc. *	910,800
88,000	Electro Rent Corp.	910,800
135,000	Great Lakes Dredge & Dock Corp. *	611,550
28,476	Medifast, Inc. *	863,392
79,000	Perceptron, Inc. *	616,200
553,652	Professional Diversity Network, Inc. * <	336,399
90,000	SP Plus Corp. *	2,265,300
		6,514,441
	DISTRIBUTION/WHOLESALE - 2.0%
285,000	EnviroStar, Inc.	988,950
58,000	Houston Wire & Cable Co.	360,760
		1,349,710
	DIVERSIFIED FINANCIAL SERVICES - 1.0%
135,000	Cowen Group, Inc. *	641,250

	ELECTRICAL COMPONENTS & EQUIPMENT - 4.2%
39,000	Graham Corp.	700,440
574,000	Orion Energy Systems, Inc. *	1,297,240
210,105	Pioneer Power Solutions, Inc. * <	777,389
		2,775,069
	ELECTRONICS - 3.1%
37,500	Allied Motion Technologies, Inc.	895,500
56,100	Sparton Corp. *	1,190,442
		2,085,942

The accompanying notes are an integral part of these financial statements.

14

North Star Micro Cap Fund
PORTFOLIO OF INVESTMENTS (Continued)
November 30, 2015
Shares		Value

	ENVIRONMENTAL CONTROL - 4.9%
121,000	Ecology and Environment, Inc.	$ 1,311,640
96,600	Heritage-Crystal Clean, Inc. *	1,052,940
100,000	Sharps Compliance Corp. *	907,000
		3,271,580
	HAND/MACHINE TOOLS - 2.1%
31,000	LS Starrett Co.	342,860
64,195	QEP Co., Inc. * <	1,043,169
		1,386,029
	HEALTHCARE - PRODUCTS - 1.0%
440,000	Female Health Co. *	677,600

	HEALTHCARE - SERVICES - 1.1%
62,000	Psychemedics Corp.	719,200

	HOLDING COMPANIES - DIVERSIFIED - 1.1%
43,000	Steel Partners Holdings LP *	731,430

	HOME FURNISHINGS - 1.1%
173,000	Skullcandy, Inc. *	704,110

	HOUSEHOLD PRODUCTS/WARES - 6.9%
141,575	Acme United Corp.	2,442,169
147,000	Central Garden & Pet Co. *	2,171,190
		4,613,359
	INTERNET - 1.2%
323,000	US Auto Parts Network, Inc. *	801,040

	LEISURE TIME - 5.1%
48,254	Bowl America, Inc.	682,794
81,000	Escalade, Inc.	972,000
73,150	Johnson Outdoors, Inc. - Class A	1,755,600
		3,410,394
	MACHINERY - DIVERSIFIED - 3.1%
22,800	Alamo Group, Inc.	1,303,704
70,844	Gencor Industries, Inc. *	741,028
		2,044,732
	MEDIA - 2.8%
334,329	A. H. Belo Corp.	1,852,183

	METAL FABRICATE/HARDWARE - 2.8%
104,472	Eastern Co.	1,862,736

	MINING - 1.1%
14,500	United States Lime & Minerals, Inc.	751,245

	MISCELLANEOUS MANUFACTURER - 1.2%
34,000	FreightCar America, Inc.	824,500

The accompanying notes are an integral part of these financial statements.

15

North Star Micro Cap Fund
PORTFOLIO OF INVESTMENTS (Continued)
November 30, 2015
Shares		Value

	OIL & GAS SERVICES - 1.1%
536,811	Enservco Corp. *	$ 350,054
96,000	Mitcham Industries, Inc. *	365,760
		715,814
	RETAIL - 2.4%
115,000	Jamba, Inc. *	1,606,550

	SOFTWARE - 4.6%
207,600	American Software, Inc.	2,148,660
110,000	InnerWorkings, Inc. *	941,600
		3,090,260
	TELECOMMUNICATIONS - 1.3%
29,059	Alteva, Inc.	133,381
31,000	Hawaiian Telcom Holdco, Inc. *	735,630
		869,011
	TOYS/GAMES/HOBBIES - 3.0%
236,892	Ohio Art Co. * # <	1,967,388

	TRUCKING & LEASING - 0.9%
144,000	General Finance Corp. *	636,480

	TOTAL COMMON STOCK (Cost - $61,884,526)	62,349,937

	SHORT-TERM INVESTMENTS - 7.2%
	MONEY MARKET FUND - 7.2%
4,806,252	Dreyfus Treasury & Agency Cash Management Fund, 0.01% ** (Cost - $4,806,252)	4,806,252

	TOTAL INVESTMENTS - 100.7% (Cost - $66,690,778) (a)	$ 67,156,189
	OTHER ASSETS LESS LIABILITIES - NET - (0.7) %	(479,374)
	NET ASSETS - 100.0%	$ 66,676,815

* Non-income producing security.
# Affiliated issuer.
< Restricted security. The Advisor or Trustees have determined the security to be illiquid. At November 30, 2015, the securities amounted to 8.9% of net assets.
** Money Market Fund; interest rate reflects seven-day effective yield on November 30, 2015.

(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $68,264,469 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:
	Unrealized appreciation:	$ 9,258,975
	Unrealized depreciation:	(10,367,255)
	Net unrealized depreciation:	$ (1,108,280)

The accompanying notes are an integral part of these financial statements.

16

North Star Dividend Fund
PORTFOLIO OF INVESTMENTS
November 30, 2015
Shares		Value

	COMMON STOCK - 94.7%
	ADVERTISING - 1.0%
134,000	Harte-Hanks, Inc.	$ 503,840

	APPAREL - 2.3%
105,000	Rocky Brands, Inc.	1,192,800

	AUTO PARTS & EQUIPMENT - 3.2%
69,500	Douglas Dynamics, Inc.	1,616,570

	BUILDING MATERIALS - 1.3%
57,000	LSI Industries, Inc.	673,740

	CHEMICALS - 2.8%
53,940	Detrex Corp.	1,413,500

	COMMERCIAL SERVICES - 6.0%
73,000	Electro Rent Corp.	755,550
41,000	Healthcare Services Group, Inc.	1,514,540
18,675	Landauer, Inc.	761,006
		3,031,096
	COMPUTERS - 1.1%
42,437	Astro-Med, Inc.	575,021

	DISTRIBUTION/WHOLESALE - 2.6%
206,900	EnviroStar, Inc.	717,943
95,000	Houston Wire & Cable Co.	590,900
		1,308,843
	DIVERSIFIED FINANCIAL SERVICES - 2.3%
19,969	Westwood Holdings Group, Inc.	1,165,191

	ELECTRIC - 3.7%
23,000	Empire District Electric Co.	523,710
31,000	MGE Energy, Inc.	1,347,570
		1,871,280
	ENTERTAINMENT - 2.1%
36,000	National CineMedia, Inc.	571,320
26,000	Speedway Motorsports, Inc.	506,740
		1,078,060
	ENVIRONMENTAL CONTROL - 2.4%
114,500	Ecology and Environment, Inc.	1,241,180

	FOOD - 1.3%
60,850	Rocky Mountain Chocolate Factory, Inc.	666,916

	FOREST PRODUCTS & PAPER - 2.5%
43,500	Orchids Paper Products Co.	1,290,645

	GAS - 3.5%
112,000	Gas Natural, Inc.	978,880
36,950	RGC Resources, Inc.	791,839
		1,770,719

The accompanying notes are an integral part of these financial statements.

17

North Star Dividend Fund
PORTFOLIO OF INVESTMENTS (Continued)
November 30, 2015
Shares		Value

	HEALTHCARE - SERVICES - 2.6%
113,500	Psychemedics Corp.	$ 1,316,600

	HOME FURNISHINGS - 1.8%
19,376	Flexsteel Industries, Inc.	929,660

	HOUSEHOLD PRODUCTS/WARES - 2.3%
69,500	Acme United Corp.	1,198,875

	INSURANCE - 2.7%
11,200	Kansas City Life Insurance Co.	559,104
219,333	Marketing Alliance, Inc.	658,000
11,106	National Security Group, Inc.	165,368
		1,382,472
	LEISURE TIME - 2.7%
28,099	Bowl America, Inc.	397,601
80,750	Escalade, Inc.	969,000
		1,366,601
	MEDIA - 5.5%
300,000	A.H. Belo Corp.	1,662,000
67,600	World Wrestling Entertainment, Inc. - Class A	1,148,524
		2,810,524
	MISCELLANEOUS MANUFACTURER - 1.1%
35,000	Myers Industries, Inc.	542,500

	OFFICE FURNISHINGS - 2.0%
58,720	Kewaunee Scientific Corp.	1,021,141

	OIL & GAS - 0.9%
77,000	Evolution Petroleum Corp.	473,550

	PHARMACEUTICALS - 2.2%
330,000	Liberator Medical Holdings, Inc.	1,092,300

	REITS - 8.9%
65,636	Campus Crest Communities, Inc.	439,761
43,000	CatchMark Timber Trust, Inc. - Class A	488,050
33,700	Education Realty Trust, Inc.	1,241,845
46,000	Farmland Partners, Inc.	523,940
176,000	Monmouth Real Estate Investment Corp.	1,833,920
		4,527,516
	RETAIL - 4.4%
60,400	Destination Maternity Corp.	335,220
92,600	PetMed Express, Inc.	1,555,680
47,000	Stage Stores, Inc.	363,780
		2,254,680
	SOFTWARE - 5.0%
145,700	American Software, Inc.	1,507,995
115,625	Simulations Plus, Inc.	1,032,531
		2,540,526
	TELECOMMUNICATIONS - 4.9%
63,000	Consolidated Communications Holdings, Inc.	1,372,770
243,952	RF Industries Ltd.	1,100,224
		2,472,994

The accompanying notes are an integral part of these financial statements.

18

North Star Dividend Fund
PORTFOLIO OF INVESTMENTS (Continued)
November 30, 2015
Shares		Value

	TEXTILES - 1.6%
94,000	Crown Crafts, Inc.	$ 831,900

	WATER - 8.0%
25,100	Artesian Resources Corp.	657,871
15,275	Connecticut Water Service, Inc.	554,635
78,800	Middlesex Water Co.	2,019,644
34,975	York Water Co.	834,504
		4,066,654

	TOTAL COMMON STOCK (Cost - $44,398,538)	48,227,894

	PREFERRED STOCK - 0.9%
	DIVERSIFIED FINANCIAL SERVICES - 0.5%
10,000	Cowen Group, Inc., 8.25%	267,600

	TRUCKING & LEASING - 0.4%
10,000	General Finance Corp., 8.125%	225,700

	TOTAL PREFERRED STOCK (Cost - $519,394)	493,300

	SHORT-TERM INVESTMENTS - 4.2%
	MONEY MARKET FUND - 4.2%
2,119,862	Dreyfus Treasury & Agency Cash Management Fund, 0.01% * (Cost - $2,119,862)	2,119,862

	TOTAL INVESTMENTS - 99.8% (Cost - $47,037,794) (a)	$ 50,841,056
	OTHER ASSETS LESS LIABILITIES - NET - 0.2%	80,984
	NET ASSETS - 100.0%	$ 50,922,040

* Money Market Fund; interest rate reflects seven-day effective yield on November 30, 2015.

(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $45,255,311 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:
	Unrealized appreciation:	$ 9,113,483
	Unrealized depreciation:	(3,527,738)
	Net unrealized appreciation:	$ 5,585,745

The accompanying notes are an integral part of these financial statements.

19

North Star Bond Fund
PORTFOLIO OF INVESTMENTS
November 30, 2015
Shares		Value

	PREFERRED STOCK - 7.4%
	BANKS - 1.5%
6,000	PrivateBancorp, Inc., 7.125%	$ 160,290

	DIVERSIFIED FINANCIAL SERVICES - 1.5%
6,000	Cowen Group, Inc., 8.250%	160,560

	INVESTMENT COMPANIES - 3.2%
6,053	Hercules Technology Growth Capital, Inc., 7.000%	152,959
7,000	Saratoga Investment Corp., 7.500%	175,490
		328,449
	TRUCKING & LEASING - 1.2%
5,800	General Finance Corp., 8.125%	130,906

	TOTAL PREFERRED STOCK (Cost - $800,391)	780,205

Par Value		Coupon Rate (%)	Maturity	Value

	CORPORATE BONDS - 80.8%
	APPAREL - 3.1%
$ 322,000	Perry Ellis International, Inc.	7.875	4/1/2019	326,025

	AUTO PARTS & EQUIPMENT - 4.1%
425,000	Goodyear Tire & Rubber Co.	5.125	11/15/2023	435,200

	COMMERCIAL SERVICES - 14.4%
200,000	ADT Corp.	3.500	7/15/2022	183,750
200,000	ADT Corp.	6.250	10/15/2021	210,000
300,000	Deluxe Corp.	6.000	11/15/2020	316,125
425,000	Great Lakes Dredge & Dock Corp.	7.375	2/1/2019	403,750
25,000	RR Donnelley & Sons Co.	6.125	1/15/2017	25,906
235,000	RR Donnelley & Sons Co.	6.500	11/15/2023	220,265
150,000	RR Donnelley & Sons Co.	7.875	3/15/2021	156,563
				1,516,359
	DIVERSIFIED FINANCIAL SERVICES - 3.9%
350,000	Jefferies Group LLC	8.500	7/15/2019	411,227

	ENTERTAINMENT - 2.4%
250,000	Churchill Downs, Inc.	5.375	12/15/2021	257,500

	ENVIRONMENTAL CONTROL - 4.1%
400,000	Covanta Holding Corp.	5.875	3/1/2024	393,500
35,000	Covanta Holding Corp.	7.250	12/1/2020	36,487
				429,987
	FOOD - 14.7%
415,000	B&G Foods, Inc.	4.625	6/1/2021	411,369
428,000	Dean Holding Co.	6.900	10/15/2017	451,005
375,000	Ingles Markets, Inc.	5.750	6/15/2023	375,000
325,000	TreeHouse Foods, Inc.	4.875	3/15/2022	317,587
				1,554,961
	HEALTHCARE - PRODUCTS - 3.3%
400,000	Hanger, Inc.	7.125	11/15/2018	352,500

The accompanying notes are an integral part of these financial statements.

20

North Star Bond Fund
PORTFOLIO OF INVESTMENTS (Continued)
November 30, 2015
Par Value		Coupon Rate (%)	Maturity	Value

	HEALTHCARE - SERVICES - 3.7%
$ 375,000	DaVita HealthCare Partners, Inc.	5.750	8/15/2022	$ 390,000

	HOUSEHOLD PRODUCTS/WARES - 8.8%
450,000	ACCO Brands Corp.	6.750	4/30/2020	472,500
450,000	Central Garden & Pet Co.	8.250	11/15/2023	457,875
				930,375
	LEISURE TIME - 1.0%
100,000	Royal Caribbean Cruises Ltd.	5.250	11/15/2022	104,000

	MACHINERY - CONSTRUCTION & MINING - 2.5%
300,000	Joy Global, Inc.	5.125	10/15/2021	260,558

	MEDIA - 3.6%
50,000	TEGNA, Inc.	5.125	7/15/2020	52,000
250,000	TEGNA, Inc.	6.375	10/15/2023	265,000
64,000	TEGNA, Inc.	7.125	9/1/2018	65,200
				382,200
	OIL & GAS SERVICES - 2.6%
100,000	Freeport-McMoran Oil & Gas LLC	6.625	5/1/2021	81,250
240,000	Freeport-McMoran Oil & Gas LLC	6.750	2/1/2022	195,000
				276,250
	PIPELINES - 2.1%
250,000	Kinder Morgan Energy Partners LP	3.950	9/1/2022	219,464

	RETAIL - 6.5%
125,000	Gap, Inc.	5.950	4/12/2021	131,115
250,000	Ruby Tuesday, Inc.	7.625	5/15/2020	254,375
300,000	Wendy's International LLC	7.000	12/15/2025	303,375
				688,865

	TOTAL CORPORATE BONDS (Cost - $8,843,293)			8,535,471

	CONVERTIBLE BONDS - 3.6%
	TELECOMMUNICATIONS - 3.6%
375,000	Alaska Communications Systems Group, Inc. (Cost - $ 374,556)	6.250	5/1/2018	378,281

Shares
	SHORT-TERM INVESTMENTS - 7.4%
	MONEY MARKET FUND - 7.4%
778,902	Dreyfus Cash Management Fund, 0.04% * (Cost - $778,902)			778,902

	TOTAL INVESTMENTS - 99.2% (Cost - $10,797,142) (a)			$ 10,472,859
	OTHER ASSETS LESS LIABILITIES - NET - 0.8%			83,332
	NET ASSETS - 100.0%			$ 10,556,191

* Money Market Fund; interest rate reflects seven-day effective yield on November 30, 2015.

(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $10,797,739 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:
Unrealized appreciation:	$ 28,741
Unrealized depreciation:	(353,621)
Net Unrealized depreciation:	$ (324,880)

The accompanying notes are an integral part of these financial statements.

21

North Star Funds
STATEMENT OF ASSETS AND LIABILITIES
November 30, 2015
Assets:	North Star Opportunity Fund	North Star Micro Cap Fund	North Star Dividend Fund	North Star Bond Fund
Investments in Unaffiliated Securities at Cost	$ 67,966,310	$ 62,955,256	$ 47,037,794	$ 10,797,142
Investments in Affiliated Securities at Cost
Investments in Controlled Affiliated Securities at Cost	-	1,641,657	-	-
Investments in Non-controlled Affiliated Securities at Cost	-	2,093,865	-	-
Total Securities at Cost	67,966,310	66,690,778	47,037,794	10,797,142

Investments in Unaffiliated Securities at Value	$ 70,609,614	$ 64,688,368	$ 50,841,056	$ 10,472,859
Investments in Affiliated Securities at Value
Investments in Controlled Affiliated Securities at Value	-	1,967,388	-	-
Investments in Non-controlled Affiliated Securities at Value	-	500,433	-	-
Total Securities at Value	70,609,614	67,156,189	50,841,056	10,472,859

Dividends and Interest Receivable	230,643	84,228	168,195	115,342
Receivable for Securities Sold	205,076	30,305	1,448	-
Receivable Due from Adviser	-	-	-	27,246
Prepaid Expenses and Other Assets	62,947	50,505	42,113	17,152
Total Assets	71,108,280	67,321,227	51,052,812	10,632,599

Liabilities:
Payable for Securities Purchased	191,949	547,830	42,517	49,775
Payable for Fund Shares Redeemed	15	-	7,885	-
Investment Advisory Fees Payable	58,879	56,004	42,658	-
Payable to Related Parties	9,604	13,530	10,917	5,034
Audit Fees Payable	15,074	15,867	15,947	15,569
Accrued Expenses and Other Liabilities	8,619	11,181	10,848	6,030
Total Liabilities	284,140	644,412	130,772	76,408

Net Assets	$ 70,824,140	$ 66,676,815	$ 50,922,040	$ 10,556,191

Composition of Net Assets:
At November 30, 2015, Net Assets consisted of:
Paid-in-Capital	$ 68,934,744	$ 63,030,653	$ 46,760,462	$ 10,814,877
Undistributed Net Investment Income	99,790	6,009	173	29,749
Accumulated Net Realized Gain/(Loss) from
Security Transactions	(853,698)	3,174,742	358,143	35,848
Net Unrealized Appreciation/(Depreciation) of Investments	2,643,304	465,411	3,803,262	(324,283)
Net Assets	$ 70,824,140	$ 66,676,815	$ 50,922,040	$ 10,556,191

Net Asset Value Per Share:
Class I Shares:
Net Assets	$ 70,824,126	$ 66,676,815	$ 50,922,040	$ 10,556,191
Shares of Beneficial Interest Outstanding
($0 par value, unlimited shares authorized)	6,349,736	2,719,963	2,880,810	1,083,820
Net Asset Value (Net Assets/Shares Outstanding),
Offering Price and Redemption Price Per Share*	$ 11.15	$ 24.51	$ 17.68	$ 9.74
Class A Shares:
Net Assets	$ 14
Shares of Beneficial Interest Outstanding
($0 par value, unlimited shares authorized)	1
Net Asset Value (Net Assets/Shares Outstanding) and
Redemption Price Per Share*	$ 11.15	**
Maximum Offering Price Per Share
(Maximum Sales Charge of 5.75%)	$ 11.83
___________
* The Funds charge a fee of 2.00% on redemptions of shares held for less than 30 days.
** NAV does not recalculate due to rounding of shares.

The accompanying notes are an integral part of these financial statements.

22

North Star Funds
STATEMENT OF OPERATIONS
For the Period Ended November 30, 2015
	North Star Opportunity Fund	North Star Micro Cap Fund	North Star Dividend Fund	North Star Bond Fund (a)
Investment Income
Dividends	$ 2,112,100	$ 1,249,533	$ 2,106,156	$ 50,567
Interest	564,680	312	236	297,239
Total Investment Income	2,676,780	1,249,845	2,106,392	347,806

Expenses
Investment Advisory Fees	744,205	704,885	505,963	61,733
Administrative Service Fees	77,583	66,678	47,815	11,440
Accounting Service Fees	38,719	36,229	23,994	4,071
Legal Fees	27,992	27,068	26,448	38,857
Transfer Agent Fees	22,458	11,339	16,716	14,664
Audit Fee	15,002	15,738	15,845	15,569
Trustees' Fees and Expenses	12,846	10,479	12,813	8,858
Chief Compliance Officer Fees	12,414	10,739	8,661	1,215
Registration Fees	9,807	11,166	5,694	9,897
Custodian Fees	9,282	9,784	6,827	4,651
Printing Expense	6,083	6,960	5,207	4,071
Insurance Expense	3,803	4,996	2,166	536
Other Expenses	25,893	26,139	22,037	3,667
Total Expenses	1,006,087	942,200	700,186	179,229
Less: Fees Waived by the Adviser	-	-	-	(49,903)
Net Expenses	1,006,087	942,200	700,186	129,326

Net Investment Income	1,670,693	307,645	1,406,206	218,480

Net Realized and Unrealized Gain/(Loss) on Investments
Net Realized Gain/(Loss):
on Unaffiliated Investments	(892,345)	(776,743)	258,736	35,848
on Affiliated Investments	-	1,785,619	-	-
Distributions of Realized Gains by Underlying
Investment Companies	-	-	2,863	-
Net Change in Unrealized Appreciation/(Depreciation):
on Unaffiliated Investments	(7,320,086)	(6,470,685)	(1,146,841)	(324,283)
on Affiliated Investments	-	(1,756,945)	-	-
Net Realized and Unrealized Loss on Investments	(8,212,431)	(7,218,754)	(885,242)	(288,435)

Net Increase/(Decrease) in Net Assets Resulting From Operations	$ (6,541,738)	$ (6,911,109)	$ 520,964	$ (69,955)

(a)	The North Star Bond Fund commenced operations on December 19, 2014.

The accompanying notes are an integral part of these financial statements.

23

North Star Funds
STATEMENTS OF CHANGES IN NET ASSETS

	North Star Opportunity Fund
	For the Year		For the Year
	Ended		Ended
	November 30, 2015		November 30, 2014

Operations
Net Investment Income	$ 1,670,693		$ 1,128,666
Net Realized Gain/(Loss) on Investments	(892,345)		4,887,532
Net Change in Unrealized Appreciation/(Depreciation) on Investments	(7,320,086)		465,369
Net Increase/(Decrease) in Net Assets Resulting From Operations	(6,541,738)		6,481,567

Distributions to Shareholders From:
Net Investment Income
Class I	(1,737,618)		(992,911)
Class A	0	(a)	0	(a)
Net Realized Gains on Investments
Class I	(5,165,546)		(6,094,547)
Class A	0	(a)	0	(a)
Return of Capital
Class I	(174,670)		0	(a)
Class A	0	(a)	0	(a)
Total Distributions to Shareholders	(7,077,834)		(7,087,458)

Capital Shares of Beneficial Interest
Class I Shares:
Proceeds from Shares Sold (351,344 and 541,460 shares, respectively)	4,256,126		6,890,386
Distributions Reinvested (593,367 and 526,592 shares, respectively)	7,021,138		6,585,428
Cost of Shares Redeemed (275,128 and 203,681 shares, respectively)	(3,292,961)		(2,621,089)
Redemption Fee Proceeds	156		26
Total Class I Shares	7,984,459		10,854,751

Total Increase/(Decrease) in Net Assets	(5,635,113)		10,248,860

Net Assets
Beginning of Year	76,459,253		66,210,393
End of Year *	$ 70,824,140		$ 76,459,253

* Includes Undistributed Net Investment Income of:	$ 99,790		$ -

(a) Less than $0.50.

The accompanying notes are an integral part of these financial statements.

24

North Star Funds
STATEMENTS OF CHANGES IN NET ASSETS

	North Star Micro Cap Fund
	For the Year	For the Year
	Ended	Ended
	November 30, 2015	November 30, 2014

Operations
Net Investment Income	$ 307,645	$ 31,200
Net Realized Gain on Investments	1,008,876	3,853,274
Net Change in Unrealized Appreciation/(Depreciation) on Investments	(8,227,630)	263,475
Net Increase/(Decrease) in Net Assets Resulting From Operations	(6,911,109)	4,147,949

Distributions to Shareholders From:
Class I Shares:
Net Investment Income	(331,292)	-
Net Realized Gains on Investments	(5,527,357)	(3,599,051)
Total Distributions to Shareholders	(5,858,649)	(3,599,051)

Capital Shares of Beneficial Interest
Class I Shares:
Proceeds from Shares Sold (226,749 and 205,352 shares, respectively)	5,989,138	5,748,040
Distributions Reinvested (218,566 and 120,833 shares, respectively)	5,853,188	3,308,411
Cost of Shares Redeemed (144,649 and 19,951 shares, respectively)	(3,824,672)	(567,879)
Total Class I Shares	8,017,654	8,488,572

Total Increase/(Decrease) in Net Assets	(4,752,104)	9,037,470

Net Assets
Beginning of Year	71,428,919	62,391,449
End of Year *	$ 66,676,815	$ 71,428,919

* Includes Undistributed Net Investment Income of:	$ 6,009	$ 31,200

The accompanying notes are an integral part of these financial statements.

25

North Star Funds
STATEMENTS OF CHANGES IN NET ASSETS

	North Star Dividend Fund
	For the Year	For the Year
	Ended	Ended
	November 30, 2015	November 30, 2014

Operations
Net Investment Income	$ 1,406,206	$ 1,084,882
Net Realized Gain on Investments	258,736	252,990
Distributions of Realized Gains by Underlying Investment Companies	2,863	-
Net Change in Unrealized Appreciation/(Depreciation) on Investments	(1,146,841)	1,340,646
Net Increase in Net Assets Resulting From Operations	520,964	2,678,518

Distributions to Shareholders From:
Class I Shares:
Net Investment Income	(1,405,923)	(1,118,360)
Net Realized Gains on Investments	(925,872)	(963,188)
Total Distributions to Shareholders	(2,331,795)	(2,081,548)

Capital Shares of Beneficial Interest
Class I Shares:
Proceeds from Shares Sold (177,531 and 486,998 shares, respectively)	3,208,663	8,708,129
Distributions Reinvested (129,376 and 110,172 shares, respectively)	2,319,529	1,954,470
Cost of Shares Redeemed (122,113 and 23,168 shares, respectively)	(2,213,015)	(418,035)
Redemption Fee Proceeds	600	103
Total Class I Shares	3,315,777	10,244,667

Total Increase in Net Assets	1,504,946	10,841,637

Net Assets
Beginning of Year	49,417,094	38,575,457
End of Year *	$ 50,922,040	$ 49,417,094

* Includes Undistributed Net Investment Income of:	$ 173	$ -

The accompanying notes are an integral part of these financial statements.

26

North Star Funds
STATEMENT OF CHANGES IN NET ASSETS

North Star Bond Fund
For the Period
Ended
November 30, 2015 (a)

Operations
Net Investment Income	$ 218,480
Net Realized Gain on Investments	35,848
Net Change in Unrealized Appreciation/(Depreciation) on Investments	(324,283)
Net Decrease in Net Assets Resulting From Operations	(69,955)

Distributions to Shareholders From:
Class I Shares:
Net Investment Income	(216,574)

Capital Shares of Beneficial Interest
Class I Shares:
Proceeds from Shares Sold (1,089,974 shares)	10,904,506
Distributions Reinvested (10,880 shares)	107,623
Cost of Shares Redeemed (17,034 shares)	(169,947)
Redemption Fee Proceeds	538
Total Class I Shares	10,842,720

Total Increase in Net Assets	10,556,191

Net Assets
Beginning of Period	-
End of Period *	$ 10,556,191

* Includes Undistributed Net Investment Income of:	$ 29,749

(a) The North Star Bond Fund commenced operations on December 19, 2014.

The accompanying notes are an integral part of these financial statements.

27

North Star Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period.

		North Star Opportunity Fund
		Class I
		For the Year		For the Year		For the Year		For the Period
		Ended		Ended		Ended		Ended
		November 30, 2015		November 30, 2014		November 30, 2013		November 30, 2012 (a)

Net Asset Value, Beginning of Period		$ 13.46		$ 13.75		$ 11.11		$ 10.00
	Activity From Investment Operations:
	Net investment income (b)	0.27		0.20		0.25		0.26
	Net gain (loss) from securities
	(both realized and unrealized)	(1.36)		0.95		2.85	(c)	1.10	(c)
	Total from operations	(1.09)		1.15		3.10		1.36

	Less Distributions From:
	Net investment income	(0.28)		(0.18)		(0.26)		(0.25)
	Net realized gains on investments	(0.91)		(1.26)		(0.20)		-
	Return of Capital	(0.03)		-		-		-
	Total Distributions	(1.22)		(1.44)		(0.46)		(0.25)

	Redemption Fees	0.00	(d)	0.00	(d)	0.00	(d)	0.00	(d)

Net Asset Value, End of Period		$ 11.15		$ 13.46		$ 13.75		$ 11.11

Total Return (e)		(8.47)%		9.33%		28.73%		13.69%	(f)

Ratios/Supplemental Data
	Net assets, end of period (in 000's)	$ 70,824		$ 76,459		$ 66,210		$ 43,572
	Ratio to average net assets:
	Expenses, Gross (g)	1.36%		1.31%		1.46%		1.79%	(h)
	Expenses, Net of
	waiver or recapture	1.36%		1.31%		1.49%		1.74%	(h)
	Net investment income	2.26%		1.58%		2.06%		2.56%	(h)
	Portfolio turnover rate	61%		53%		73%		59%	(f)
__________
(a)	The North Star Opportunity Fund commenced operations on December 15, 2011.
(b)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(c)	The amount of net gains from securities (both realized and unrealized) per share does not accord with the amounts reported in the Statement
	of Operations due to the sales and repurchases of Fund shares in relation to fluctuating market value of the investments of the Fund.
(d)	Less than $0.005 per share.
(e)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.
	Had the Adviser not absorbed a portion of the expenses, total returns would have been lower for the period ended November 30, 2012.
(f)	Not annualized.
(g)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.
(h)	Annualized.

The accompanying notes are an integral part of these financial statements.

28

North Star Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period.

		North Star Opportunity Fund
		Class A
		For the Year	For the Year	For the Year		For the Period
		Ended	Ended	Ended		Ended
		November 30, 2015	November 30, 2014	November 30, 2013		November 30, 2012 (a)

Net Asset Value, Beginning of Period		$ 13.46	$ 13.75	$ 11.11		$ 10.00
	Activity From Investment Operations:
	Net investment income (b)	0.27	0.20	0.25		0.26
	Net gain (loss) from securities
	(both realized and unrealized)	(1.36)	0.95	2.85	(c)	1.10	(c)
	Total from operations	(1.09)	1.15	3.10		1.36

	Less Distributions From:
	Net investment income	(0.28)	(0.18)	(0.26)		(0.25)
	Net realized gains on investments	(0.91)	(1.26)	(0.20)		-
	Return of Capital	(0.03)	-	-		-
	Total Distributions	(1.22)	(1.44)	(0.46)		(0.25)

Net Asset Value, End of Period		$ 11.15	$ 13.46	$ 13.75		$ 11.11

Total Return (d)		(8.47)%	9.33%	28.73%		13.69%	(e)

Ratios/Supplemental Data
	Net assets, end of period (f)	$ 14	$ 16	$ 15		$ 11
	Ratio to average net assets:
	Expenses, Gross (g)	1.61%	1.56%	1.71%		2.04%	(h)
	Expenses, Net of
	waiver or recapture	1.61%	1.56%	1.74%		1.99%	(h)
	Net investment income	2.01%	1.33%	1.81%		2.29%	(h)
	Portfolio turnover rate	61%	53%	73%		59%	(e)
__________
(a)	The North Star Opportunity Fund commenced operations on December 15, 2011.
(b)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(c)	The amount of net gains from securities (both realized and unrealized) per share does not accord with the amounts reported in the Statement
	of Operations due to the sales and repurchases of Fund shares in relation to fluctuating market value of the investments of the Fund.
(d)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.
	Had the Adviser not absorbed a portion of the expenses, total returns would have been lower for the period ended November 30, 2012.
(e)	Not annualized.
(f)	Actual net assets not truncated.
(g)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.
(h)	Annualized.

The accompanying notes are an integral part of these financial statements.

29

North Star Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period.

		North Star Micro Cap Fund
		Class I
		For the Year	For the Year	For the Period
		Ended	Ended	Ended
		November 30, 2015	November 30, 2014	November 30, 2013 (a)

Net Asset Value, Beginning of Period		$ 29.52	$ 29.53	$ 24.19
	Activity From Investment Operations:
	Net investment income (loss) (b)	0.12	0.01	(0.00)	(c)
	Net gain (loss) from securities
	(both realized and unrealized)	(2.71)	1.68	5.34
	Total from operations	(2.59)	1.69	5.34

	Less Distributions From:
	Net investment income	(0.14)	-	-
	Net realized gains on investments	(2.28)	(1.70)	-
	Total Distributions	(2.42)	(1.70)	-

Net Asset Value, End of Period		$ 24.51	$ 29.52	$ 29.53

Total Return (d)		(9.49)%	6.17%	22.07%	(e)

Ratios/Supplemental Data
	Net assets, end of period (in 000's)	$ 66,677	$ 71,429	$ 62,391
	Ratio to average net assets:
	Expenses, Gross	1.35%	1.34%	1.51%	(f)
	Net investment income	0.44%	0.05%	0.00%	(f,g)
	Portfolio turnover rate	34%	31%	24%	(e)
__________
(a)	The North Star Micro Cap Fund commenced operations on May 31, 2013.
(b)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(c)	Less than $0.005 per share.
(d)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.
(e)	Not annualized.
(f)	Annualized.
(g)	Less than 0.01%.

The accompanying notes are an integral part of these financial statements.

30

North Star Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period.

		North Star Dividend Fund
		Class I
		For the Year		For the Year		For the Period
		Ended		Ended		Ended
		November 30, 2015		November 30, 2014		November 30, 2013 (a)

Net Asset Value, Beginning of Period		$ 18.33		$ 18.18		$ 15.83
	Activity From Investment Operations:
	Net investment income (b)	0.50		0.44		0.16
	Net gain (loss) from securities
	(both realized and unrealized)	(0.31)		0.61		2.34
	Total from operations	0.19		1.05		2.50

	Less Distributions From:
	Net investment income	(0.50)		(0.45)		(0.15)
	Net realized gains on investments	(0.34)		(0.45)		-
	Total Distributions	(0.84)		(0.90)		(0.15)

	Redemption Fees	0.00	(c)	0.00	(c)	-

Net Asset Value, End of Period		$ 17.68		$ 18.33		$ 18.18

Total Return (d)		1.09%		6.01%		15.91%	(e )

Ratios/Supplemental Data
	Net assets, end of period (in 000's)	$ 50,922		$ 49,417		$ 38,575
	Ratio to average net assets:
	Expenses, Gross	1.39%		1.38%		1.68%	(f )
	Net investment income	2.80%		2.43%		1.88%	(f )
	Portfolio turnover rate	25%		22%		16%	(e )
__________
(a)	The North Star Dividend Fund commenced operations on May 31, 2013.
(b)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(c)	Less than $0.01 per share.
(d)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.
(e)	Not annualized.
(f)	Annualized.

The accompanying notes are an integral part of these financial statements

31

North Star Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period.

		North Star Bond Fund
		Class I
		For the Period
		Ended
		November 30, 2015 (a)

Net Asset Value, Beginning of Period		$ 10.00
	Activity From Investment Operations:
	Net investment income (b)	0.28
	Net loss from securities
	(both realized and unrealized)	(0.30)
	Total from operations	(0.02)

	Less Distributions From:
	Net investment income	(0.24)

	Redemption Fees (c )	0.00

Net Asset Value, End of Period		$ 9.74

Total Return (d,e)		(0.20)%

Ratios/Supplemental Data
	Net assets, end of period (in 000's)	$ 10,556
	Ratio to average net assets:
	Expenses, Gross (f,g)	2.48%
	Expenses, Net of waiver (f)	1.79%
	Net investment income (f)	3.02%
	Portfolio turnover rate (e )	33%
__________
(a)	The North Star Bond Fund commenced operations on December 19, 2014.
(b)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(c)	Less than $0.005 per share.
(d)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.
(e)	Not annualized.
(f)	Annualized.
(g)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

The accompanying notes are an integral part of these financial statements.

32

North Star Funds

NOTES TO FINANCIAL STATEMENTS

November 30, 2015

1. Organization

The North Star Opportunity Fund, the North Star Micro Cap Fund, the North Star Dividend Fund and the North Star Bond Fund (each a “Fund,” and together the “Funds”) are each a series of shares of beneficial interest of the Northern Lights Fund Trust II (the “Trust”), a trust organized under the laws of the State of Delaware on August 26, 2010, and are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as diversified, open-end management investment companies. The investment objective of each Fund is as follows:

Fund                                                   Primary Objective

North Star Opportunity Fund          To seek long-term capital appreciation

North Star Micro Cap Fund             Capital appreciation and to derive income from short term liquid securities

North Star Dividend Fund                To generate dividend income and to seek capital appreciation

North Star Bond Fund                      To generate income, with preservation of capital

The North Star Micro Cap Fund is the successor to the Kuby Gottlieb Special Value Fund, L.P. (the “Predecessor Micro Cap Fund”), which transferred its assets to the North Star Micro Cap Fund in connection with the North Star Micro Cap Fund’s commencement of operations. The North Star Dividend Fund is the successor to the North Star Dividend Fund, L.P. (the “Predecessor Dividend Fund”), which transferred its assets to the North Star Dividend Fund in connection with the North Star Dividend Fund’s commencement of operations. The North Star Opportunity Fund is the successor to the North Star Opportunity Fund, L.P. (the “Predecessor North Star Opportunity Fund”), which transferred its assets to the Fund in connection with the North Star Opportunity Fund’s commencement of operations. The Predecessor Funds were managed by the same adviser who currently manages the Funds, and have substantially similar investment objectives and strategies to those of the Funds. Each Fund commenced operations on the following dates:

Fund                                                 Date

North Star Opportunity Fund       December 15, 2011

North Star Micro Cap Fund          May 31, 2013

North Star Dividend Fund             May 31, 2013

North Star Bond Fund                    December 19, 2014

The North Star Micro Cap Fund, the North Star Dividend Fund and North Star Bond Fund currently offer Class I shares. The North Star Opportunity Fund currently offers Class I and Class A shares. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Class I shares are offered at net asset value. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Funds’ income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2. SUMMARY OF Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

33

North Star Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

November 30, 2015

Securities valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term investments that mature in 60 days or less may be valued at amortized cost, provided such valuations represent fair value. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments in open-ended investment companies are valued at net asset value.

The Funds may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such as an accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Funds utilize various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

34

North Star Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

November 30, 2015

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of November 30, 2015 for the Funds’ investments measured at fair value:

North Star Opportunity Fund

Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$ 56,581,855	$ -	$ -	$ 56,581,855
Preferred Stock	1,923,958	-	-	1,923,958
Corporate Bonds	-	7,746,518	-	7,746,518
Short-Term Investments	4,357,283	-	-	4,357,283
Total	$ 62,863,096	$ 7,746,518	$ -	$ 70,609,614

North Star Micro Cap Fund

Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$ 62,349,937	$ -	$ -	$ 62,349,937
Short-Term Investments	4,806,252	-	-	4,806,252
Total	$ 67,156,189	$ -	$ -	$ 67,156,189

North Star Dividend Fund

Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$ 48,227,894	$ -	$ -	$ 48,227,894
Preferred Stock	493,300	-	-	493,300
Short-Term Investments	2,119,862	-	-	2,119,862
Total	$ 50,841,056	$ -	$ -	$ 50,841,056

35

North Star Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

November 30, 2015

North Star Bond Fund

Assets *	Level 1	Level 2	Level 3	Total
Preferred Stock	$ 780,205	$ -	$ -	$ 780,205
Corporate Bonds	-	8,535,471	-	8,535,471
Convertible Bonds	-	378,281	-	378,281
Short-Term Investments	778,902	-	-	778,902
Total	$ 1,559,107	$ 8,913,752	$ -	$ 10,472,859

The Funds did not hold any Level 3 securities during the period. The transfers between levels are shown below. It is the Funds’ policy to record transfers into or out of Level 1 and Level 2 at the end of the reporting period.

* Refer to the Portfolios of Investments for security classifications.

The following amounts were transfers in/(out) of Level 2 assets:

North Star Opportunity Fund

	Preferred Stock	Total
Beginning Balance Level 2	$ -	$ -
Transfers into Level 2 from Level 1	-	-
Transfers from Level 2 into Level 1	421,545	421,545
Net Transfer In/(Out) of Level 2	421,545	421,545

North Star Micro Cap Fund

	Common Stock	Total
Beginning Balance Level 2	$ -	$ -
Transfers into Level 2 from Level 1	-	-
Transfers from Level 2 into Level 1	4,992,826	4,992,826
Net Transfer In/(Out) of Level 2	$ 4,992,826	$ 4,992,826

North Star Dividend Fund

	Common Stock	Total
Beginning Balance Level 2	$ -	$ -
Transfers into Level 2 from Level 1	-	-
Transfers from Level 2 into Level 1	4,282,081	4,282,081
Net Transfer In/(Out) of Level 2	$ 4,282,081	$ 4,282,081

The reason for transfers is due to observable trades for these investments at November 30, 2015.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

36

North Star Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

November 30, 2015

Federal Income Taxes – Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the North Star Opportunity Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the 2012 through 2014 tax returns. Management has analyzed the North Star Micro Cap Fund’s and North Star Dividend Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the 2013 - 2014 tax returns. Management has analyzed each Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Funds’ 2015 tax return for each Fund. Each Fund identifies its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund may make significant investments. However, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions to Shareholders – The following table summarizes each Fund’s Investment Income and Capital Gain declaration policy:

Fund                                                           Income Dividends                  Capital Gains

North Star Opportunity Fund                 Quarterly                                Annually

North Star Micro Cap Fund                    Annually                                Annually

North Star Dividend Fund                       Monthly                                  Annually

North Star Bond Fund                               Monthly                                  Annually

Each Fund records dividends and distributions to its shareholders on the ex-dividend date. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of each Fund.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3. Advisory Fee and Other Related Party Transactions

Advisory Fees – North Star Investment Management Corp. serves as the Funds’ Investment Adviser (the “Adviser”). Pursuant to an Investment Advisory Agreement with the Funds, the Adviser, under the oversight of the Board, directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others. Under the terms of the Advisory Agreement, the Adviser receives monthly fees calculated at an annual rate of the average daily net assets of each Fund:

37

North Star Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

November 30, 2015

Fund                                                    Advisory Fee

North Star Opportunity Fund             1.00%

North Star Micro Cap Fund                1.00%

North Star Dividend Fund                  1.00%

North Star Bond Fund                         0.85%

For the period ended November 30, 2015, the Adviser earned advisory fees of:

Fund                                                   Advisory Fee

North Star Opportunity Fund           $ 744,205

North Star Micro Cap Fund                704,885

North Star Dividend Fund                  505,963

North Star Bond Fund                           61,733

The Adviser has contractually agreed, at least until March 31, 2017 for the North Star Opportunity Fund, North Star Micro Cap Fund, North Star Dividend Fund and North Star Bond Fund, to waive all or part of its management fees and/or make payments to limit Funds expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses, or extraordinary expenses such as litigation) so that the total annual operating expenses of the Funds do not exceed 1.99% and 1.74% of the North Star Opportunity Fund’s average net assets, for Class A and Class I shares, respectively, 1.74% of the North Star Micro Cap Fund’s average net assets for Class I shares, 1.74% of the North Star Dividend Fund’s average net assets for Class I shares and 1.79% of the North Star Bond Fund’s average net assets for Class I shares.

If the Adviser waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund's Operating Expenses are subsequently less than 1.74% and 1.99% of the North Star Opportunity Fund’s average daily net assets attributable to Class I and Class A shares, respectively, 1.74% of the North Star Micro Cap Fund’s and North Star Dividend Fund’s average daily net assets for Class I shares and 1.79% of the North Star Bond Fund’s average daily net assets for Class I shares, the Adviser shall be entitled to recapture by the Funds for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Funds expenses to exceed and 1.74% and 1.99% of the North Star Opportunity Fund’s average daily net assets for Class I and Class A shares, respectively, 1.74% of the North Star Micro Cap Fund’s and North Star Dividend Fund’s average daily net assets for Class I shares and 1.79% of the North Star Bond Fund’s average daily net assets for Class I shares. If Fund Operating Expenses subsequently exceed 1.74% and 1.99% of the North Star Opportunity Fund’s Class I and Class A shares respectively, 1.74% of the North Star Micro Cap Fund’s and North Star Dividend Fund’s Class I shares and 1.79% of the North Star Bond Fund’s Class I shares per annum of the average daily net assets, the reimbursements shall be suspended.

The Adviser may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement.) The Board may terminate this expense reimbursement arrangement at any time. For the period ended November 30, 2015, the Adviser waived/reimbursed $49,903 in expenses for the North Star Bond Fund which may be recovered by November 30, 2018. As of November 30, 2015, the North Star Opportunity, North Star Micro Cap and North Star Dividend Funds have no recapture available.

Distributor – The Board has adopted the Trust’s Master Distribution and Shareholder Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The distributor of the Funds is Northern Lights Distributors, LLC (the “Distributor”). The Board of Trustees of the Northern Lights Fund Trust II has adopted, on behalf of the North Star Opportunity Fund, a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”), as amended, to pay for

38

North Star Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

November 30, 2015

certain distribution activities and shareholder services. Under the Plan, the Fund is permitted to pay 0.25% per year of its average daily net assets of Class A shares for such distribution and shareholder service activities. For the period ended November 30, 2015, the North Star Opportunity Fund Class A shares incurred $0 in distribution fees.

The Distributor acts as the Funds’ principal underwriter in a continuous offering of each Fund’s shares. For the period ended November 30, 2015, the Distributor did not receive any underwriting commissions for sales of the North Star Opportunity Fund’s Class A shares.

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS”) – an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration,, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) - NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

4. Investment Transactions

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the period ended November 30, 2015 were as follows:

Fund                                                          Purchases              Sales

North Star Opportunity Fund                  $ 45,607,841    $ 43,486,398

North Star Micro Cap Fund                       24,083,793     22,603,329

North Star Dividend Fund                          15,403,506       12,052,847

North Star Bond Fund                                12,584,250         2,527,333

5. REDEMPTION FEES

The Funds may assess a short-term redemption fee of 2.00% of the total redemption amount if shareholders sell their shares after holding them for less than 30 days. The redemption fee is paid directly to the Funds. For the period ended November 30, 2015 the redemption fees were as follows:

Fund                                                  Fee

North Star Opportunity Fund        $ 156

North Star Dividend Fund                600

North Star Bond Fund                       538

39

North Star Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

November 30, 2015

6. INVESTMENTS IN AFFILIATED ISSUERS

An affiliated issuer is an issuer in which the Fund has ownership of at least 5% of the voting securities. Issuers which are affiliates of the North Star Micro Cap Fund at November 30, 2015, are noted in the Fund’s Portfolio of Investments.

Transactions during the period with companies which are affiliates are as follows:

North Star Micro Cap Fund

Description	Value - Beginning of Year	Purchases	Sales Proceeds	Dividends Credited to Income	Realized Gain/Loss	Change in Unrealized Gain/Loss	Value - End of Year
Dover Saddlery, Inc.	$ 2,037,600	$ -	$ (3,463,920)	$ -	$ 1,785,619	(359,299)	$ -
Ohio Art Co. *	1,942,435	57,660	-	-	-	(32,707)	1,967,388
Truett-Hurst, Inc. - Class A	952,166	913,206	-	-	-	(1,364,939)	500,433

* The Fund owns over 25% of the voting shares of Ohio Art Co. It is considered a controlled affiliate.

7. DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions for the following periods was as follows:

	For the period ended November 30, 2015				For the period ended November 30, 2014
	Ordinary	Long-Term	Return of		Ordinary	Long-Term
Fund	Income	Capital Gains	Capital	Total	Income	Capital Gains	Total
North Star Opportunity Fund	$ 2,591,047	$ 4,312,117	$ 174,670	$ 7,077,834	$ 4,625,902	$ 2,461,556	$ 7,087,458
North Star Micro Cap Fund	2,060,756	3,797,893	-	5,858,649	1,106,586	2,492,465	3,599,051
North Star Dividend Fund	1,433,621	898,174	-	2,331,795	2,014,352	67,196	2,081,548
North Star Bond Fund	216,574	-	-	216,574	-	-	-

As of November 30, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Capital Loss	Other	Post October Loss	Unrealized	Total
	Ordinary	Long-Term	Carry	Book/Tax	and	Appreciation/	Accumulated
Fund	Income	Capital Gains	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
North Star Opportunity Fund	$ -	$ -	$ (666,906)	$ 121,046	$ (116,043)	$ 2,551,299	$ 1,889,396
North Star Micro Cap Fund	-	3,174,742	-	1,579,700	-	(1,108,280)	3,646,162
North Star Dividend Fund	173	418,818	-	(1,843,158)	-	5,585,745	4,161,578
North Star Bond Fund	66,192	2	-	-	-	(324,880)	(258,686)

The difference between book basis and tax basis unrealized appreciation (depreciation), undistributed ordinary income (loss) and accumulated net realized gain (loss) from investments is primarily attributable to the tax deferral of losses on wash sales and adjustments for tax gain/loss due to the Funds’ conversion from limited partnerships and tax adjustments for partnerships.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The North Star Opportunity Fund incurred and elected to defer such capital losses of $116,043.

At November 30, 2015, the North Star Opportunity Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

40

North Star Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

November 30, 2015

Non-Expiring
Fund	Short-Term	Long-Term	Total
North Star Opportunity Fund	$ 208,942	$ 457,964	$ 666,906
North Star Micro Cap Fund	-	-	-
North Star Dividend Fund	-	-	-
North Star Bond Fund	-	-	-

Permanent book and tax differences, primarily attributable to the tax treatment of non-deductible expenses, the reclassification of fund distributions, adjustments for the tax gain/loss due to the Funds’ conversion from limited partnerships, and adjustments for partnerships, resulted in reclassification for the following Funds for the period ended November 30, 2015 as follows:

	Paid	Undistributed	Undistributed
	In	Ordinary	Long-Term
Fund	Capital	Income (Loss)	Gains (Loss)
North Star Opportunity Fund	$ (88,504)	$ 166,715	$ (78,211)
North Star Micro Cap Fund	(2,164,623)	(1,544)	2,166,167
North Star Dividend Fund	(248,128)	(110)	248,238
North Star Bond Fund	(27,843)	27,843	-

8. NEW ACCOUNTING PRONOUNCEMENTS

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent)”. The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. The practical expedient allows entities to estimate the fair value of certain estimates by using the NAV per share as of their measurement date. Management is currently evaluating the impact these changes will have on the Funds’ financial statements and related disclosures.

9. SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

41

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Northern Lights Fund Trust II

and the Shareholders of North Star Opportunity Fund, North Star Micro Cap Fund, and North Star Dividend Fund

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of North Star Opportunity Fund, North Star Micro Cap Fund and North Star Dividend Fund (collectively, the Funds), each a series of the Norther Lights Fund Trust II, as of November 30, 2015, and the related statements of operations, statements of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying statements of changes in net assets and financial highlights of North Star Opportunity Fund, North Star Micro Cap Fund and North Star Dividend Fund for the periods ended prior to December 1, 2014 were audited by other auditors whose report dated January 29, 2015 expressed an unqualified opinion on those statements of changes in net assets and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free from material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of North Star Opportunity Fund, North Star Micro Cap Fund and North Star Dividend Fund as of November 30, 2015, and the results of their operations the changes in their net assets and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ RSM US LLP

Denver, Colorado

January 29, 2016

42

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Northern Lights Fund Trust II

and the Shareholders of North Star Bond Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of North Star Bond Fund (the Fund), a series of the Northern Lights Fund Trust II, as of November 30, 2015, and the related statement of operations, statement of changes in net assets and the financial highlights for the period from December 19, 2014 (commencement of operations) to November 30, 2015. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free from material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of North Star Bond Fund as of November 30, 2015, and the results of its operations, the changes in its net assets, and the financial highlights for the period from December 19, 2014 (commencement of operations) to November 30, 2015 in conformity with accounting principles generally accepted in the United States of America.

/s/ RSM US LLP

Denver, Colorado

January 29, 2016

43

North Star Funds

EXPENSE EXAMPLE (Unaudited)

November 30, 2015

As a shareholder of each Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

This example is based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes: The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period	Fund’s Annualized
Actual	6/1/2015	11/30/2015	6/1/15 – 11/30/15*	Expense Ratio
North Star Opportunity Fund
Class I	$1,000.00	$921.40	$6.89	1.43%
Class A	$1,000.00	$921.80	$8.09	1.68%
North Star Micro Cap Fund
Class I	$1,000.00	$912.50	$6.57	1.37%
North Star Dividend Fund
Class I	$1,000.00	$1,018.60	$7.24	1.43%
North Star Bond Fund
Class I	$1,000.00	$984.50	$9.00	1.81%

*Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

44

North Star Funds

EXPENSE EXAMPLE (Unaudited) (Continued)

November 30, 2015

	Beginning	Ending	Expenses Paid
Hypothetical	Account Value	Account Value	During Period	Fund’s Annualized
(5% return before expenses)	6/1/2015	11/30/2015	6/1/15 – 11/30/15*	Expense Ratio
North Star Opportunity Fund
Class I	$1,000.00	$1,017.90	$7.23	1.43%
Class A	$1,000.00	$1,016.65	$8.49	1.68%
North Star Micro Cap Fund
Class I	$1,000.00	$1,018.20	$6.93	1.37%
North Star Dividend Fund
Class I	$1,000.00	$1,017.90	$7.23	1.43%
North Star Bond Fund
Class I	$1,000.00	$1,015.99	$9.15	1.81%

*Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

45

North Star Funds

Additional Information (Unaudited)

November 30, 2015

Factors Considered by the Trustees in approval of THE RENEWAL OF AN INVESTMENT ADVISORY Agreement

At a Regular meeting (the “Meeting”) of the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”) held on October 21-22, 2015, the Board, including the disinterested Trustees (the “Independent Trustees”), considered the renewal of an Investment Advisory Agreement between the Trust, on behalf of the North Star Opportunity Fund, North Star Dividend Fund and North Star Micro Cap Fund (the “North Star Funds”) and North Star Investment Management Corporation (“North Star”) (the “North Star Advisory Agreement”).

Based on their evaluation of the information provided by North Star, in conjunction with each North Star Fund’s other service providers, the Board, by a unanimous vote (including a separate vote of the Independent Trustees), approved the North Star Advisory Agreement with respect to each of the North Star Funds.

In advance of the Meeting, the Board requested and received materials to assist them in considering the North Star Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including the North Star Advisory Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the continuation of the North Star Advisory Agreement and comparative information relating to the advisory fee and other expenses of each of the North Star Funds. The materials also included due diligence materials relating to North Star (including due diligence questionnaires completed by North Star, select financial information of North Star, bibliographic information regarding North Star’s key management and investment advisory personnel, and comparative fee information relating to the Funds) and other pertinent information. At the Meeting, the Independent Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of fund management and met with such counsel separately from fund management.

The Board then reviewed and discussed the written materials that were provided in advance of the Meeting and deliberated on the renewal of the North Star Advisory Agreement. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the North Star Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the North Star Advisory Agreement. In considering the renewal of the North Star Advisory Agreement, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Services. The Board reviewed materials provided by North Star related to the proposed renewal of the North Star Advisory Agreement with respect to each of the North Star Funds, including its Form ADV and related schedules, a description of the manner in which investment decisions are made and executed, a review of the professional personnel performing services for each of the North Star Funds, including the individuals that primarily monitor and execute the investment process. The Board discussed the extent of the research capabilities, the quality of North Star’s compliance infrastructure and the experience of its fund management personnel. Additionally, the Board received satisfactory responses from the representatives of North Star with respect to a series of important questions, including: whether North Star was involved in any lawsuits or pending regulatory actions; whether the management of other accounts would conflict with its management of each of the North Star Funds; and whether there are procedures in place to adequately allocate trades among its respective clients. The Board reviewed the description provided on the practices for monitoring compliance with each of the North Star Funds’ investment limitations, noting that North Star’s CCO would periodically review the portfolio managers’ performance of their duties to ensure compliance under North Star’s compliance program. The Board then reviewed the capitalization of North Star based on financial information provided by and representations made by North Star and concluded that North Star was sufficiently well-capitalized, or its principals had the ability to make additional contributions in order to meet its

46

North Star Funds

Additional Information (Unaudited) (Continued)

November 30, 2015

obligations to each of the North Star Funds. The Board concluded that North Star had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the North Star Agreement and that the nature, overall quality and extent of the management services to be provided by North Star to each of the North Star Funds were satisfactory.

Performance.   The Board reviewed the performance of North Star Opportunity, North Star Micro Cap and North Star Dividend as compared to its peer group, Morningstar category and benchmark for the one year, two year and since inception periods ended June 30, 2015 as well as the three year period ended June 30, 2015 in the case of North Star Opportunity. With respect to North Star Opportunity, the Board noted that North Star Opportunity underperformed its peer group and Morningstar category for the one year and two year periods and its benchmark for the one year, two year, three year and since inception period but outperformed its Morningstar and peer group for the three year period while outperforming its Morningstar category since inception and underperforming its peer group since inception. The Board reviewed the performance of North Star Micro Cap noting that North Star Micro Cap outperformed its peer group and Morningstar category for the one year and since inception periods and its benchmark for the since inception period but underperformed its benchmark for the one year period. North Star Micro Cap underperformed its peer group, Morningstar category, and benchmark for the two year period. The Board also reviewed the performance of North Star Dividend noting that North Star Dividend outperformed its peer group and Morningstar category for the one year and since inception periods but underperformed its benchmark for those same periods. North Star Dividend underperformed its peer group, Morningstar category, and benchmark for the two year period. After further discussion, the Board concluded that the performance of each of North Star Opportunity, North Star Micro Cap and North Star Dividend was consistent with the stated investment objective of such Fund.

Fees and Expenses. As to the costs of the services provided by North Star, the Board discussed the comparison of advisory fees and total operating expense data and reviewed each North Star Fund’s advisory fee and overall expenses compared to a peer group comprised of funds constructed by North Star with similar investment objectives and strategies and of similar size, noting that each of the North Star Fund’s advisory fee was near the top or at the top of its respective peer group and Morningstar category ranges. The Board reviewed the contractual arrangements for each of the North Star Funds, which stated that North Star had agreed to waive or limit its advisory fee and/or reimburse expenses at least until March 31, 2017, in order to limit net annual operating expenses, exclusive of certain fees, so as not to exceed 1.99%, and 1.74%, of North Star Opportunity’s average net assets for Class A and Class I shares, respectively, 1.74%, 1.99% and 2.24% of North Star Dividend’s average net assets for Class I, Class A and Class R shares, respectively and 1.74%, 1.99% and 2.24% of North Star Micro Cap’s average net assets for Class I, Class A and Class R shares, respectively and found such arrangements to be beneficial to shareholders. The Board further noted that each North Star Fund is currently operating below each of these expense caps. The Board concluded that based on North Star’s experience, expertise and services to the Funds, the advisory fee charged by North Star for each North Star Fund, although at or near the high end of each North Star Fund’s peer group, was reasonable.

Profitability. The Board also considered the level of profits that could be expected to accrue to North Star with respect to North Star Opportunity, North Star Dividend and North Star Micro Cap based on profitability reports and analyses with respect to each North Star Fund reviewed by the Board and the selected financial information of North Star provided by North Star. After review and discussion, the Board concluded that the anticipated profit from North Star’s relationship with each of the North Star Funds was not excessive.

Economies of Scale. As to the extent to which each of the North Star Funds will realize economies of scale as it grows, and whether the fee levels reflect these economies of scale for the benefit of investors, the Board discussed the current size of each of the North Star Funds, North Star’s expectations for growth of each of the North Star Funds, and concluded that any material economies of scale would not be achieved in the near term. After further discussion, the Board noted they would revisit the possibility of adding break points with respect to a North Star Fund once such Fund reaches $250 million in assets.

47

North Star Funds

Additional Information (Unaudited) (Continued)

November 30, 2015

Conclusion. The Board relied upon the advice of counsel, and their own business judgment in determining the material factors to be considered in evaluating the North Star Advisory Agreement and the weight to be given to each such factor. Accordingly, having requested and received such information from North Star as the Trustees believed to be reasonably necessary to evaluate the terms of the North Star Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, determined that, with respect to the North Star Advisory Agreement, (a) the terms of the North Star Advisory Agreement are reasonable; (b) the advisory fee is reasonable; and (c) the North Star Advisory Agreement is in the best interests of each North Star Fund and its shareholders. In considering the renewal of the North Star Advisory Agreement, the Board did not identify any one factor as all important, but rather considered these factors collectively and determined that approval of the renewal of the North Star Advisory Agreement was in the best interest of each North Star Fund and its shareholders. Moreover, the Board noted that each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the North Star Advisory Agreement.

48

North Star Funds

Additional Information (Unaudited) (Continued)

November 30, 2015

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees. The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Thomas T. Sarkany 1946	Trustee since October 2011	President, TTS Consultants, LLC since 2010 (financial services); Director of Marketing and of Asset Management; Director of Index Licensing, Value Line (from 1994 to 2010).	30	Director, Value Line Funds; Director, Value Line, Inc.; Director, Aquila Distributors, Trustee, Arrow ETF Trust, Trustee, Arrow Investments Trust; Northern Lights Fund Trust IV
Anthony H. Lewis 1946	Trustee Since May 2011	Chairman and CEO of The Lewis Group USA (executive consulting firm).	29	Director, Chairman of the Compensation Committee, and Member of the Audit Committee of Torotel Inc. (Magnetics, Aerospace and Defense), Trustee, Wildermuth Endowment Strategy Fund
Keith Rhoades 1948	Trustee Since May 2011	Retired since 2008.	29	NONE
Randal D. Skalla 1962	Trustee since May 2011	President, L5 Enterprises, Inc. since 2001 (financial services company).	29	Orizon Investment Counsel (financial services company) Board Member

49

North Star Funds

Additional Information (Unaudited) (Continued)

November 30, 2015

Interested Trustees and Officer

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Brian Nielsen** 1972	Trustee Since May 2011

Secretary (since 2001) and General Counsel (from 2001 to 2014) of CLS Investments, LLC; Secretary (since 2001) and General Counsel (from 2001 to 2014) of Orion Advisor Services, LLC; Manager (from 2012 to 2015), General Counsel and Secretary (since 2003) of NorthStar Financial Services Group, LLC; CEO (since 2012), Secretary (since 2003), Manager (since 2005), President (from 2005 to 2013) and General Counsel (from 2003 to 2014) of Northern Lights Distributors, LLC; Secretary and Chief Legal Officer (since 2003) of AdvisorOne Funds; Director, Secretary and General Counsel (since 2004) of Constellation Trust Company; Manager (from 2008 to 2015), CEO (since 2015), General Counsel and Secretary (since 2011) and Assistant Secretary (from 2004 to 2011) of Northern Lights Compliance Services, LLC; Trustee (since 2011) of Northern Lights Fund Trust II; General Counsel and Secretary (since 2011) and Assistant Secretary (from 2004 to 2011) of Blu Giant, LLC; Secretary (since 2012), Assistant Secretary (from 2003 to 2012) and General Counsel (from 2012 to 2014) of Gemini Fund Services, LLC; Manager (since 2012) of Arbor Point Advisors, LLC; Secretary and General Counsel (from 2013 to 2015) of NorthStar Holdings, LLC; Secretary (since 2013) and General Counsel (from 2013 to 2014) of Gemini Hedge Fund Services, LLC; Secretary (since 2013) and General Counsel (from 2013 to 2014) of Gemini Alternative Funds, LLC; Secretary of NorthStar CTC Holdings, Inc. (since 2015); Assistant Secretary (from 2011 to 2013) of Northern Lights Fund Trust; and Assistant Secretary (from 2011 to 2013) of Northern Lights Variable Trust

			29	NONE
50

North Star Funds

Additional Information (Unaudited) (Continued)

November 30, 2015

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 1969	President Since January 2013	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, LLC (2004 -2012).	N/A	N/A
James P. Ash 80 Arkay Drive. Hauppauge, NY 11788 1976	Secretary Since May 2011	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).	N/A	N/A
Emile R. Molineaux 80 Arkay Drive Hauppauge, NY 11788 1962	Chief Compliance Officer and Anti Money Laundering Officer Since May 2011	General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC (2003 - 2011); CCO of Various clients of Northern Lights Compliance Services, LLC, (Secretary 2003-2011 and Senior Compliance Officer since 2011).	N/A	N/A
Erik Naviloff 80 Arkay Drive Hauppauge, NY 11788 1968	Treasurer, Since January 2013	Vice President of Gemini Fund Services, LLC (since 2012); Assistant Vice President, Gemini Fund Services, (2007 - 2012).	N/A	N/A

*The term of office for each Trustee and Officer listed above will continue indefinitely.

** Brian Nielsen is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, and Transfer Agent) and Northern Lights Distributors, LLC (the Fund’s Distributor), Northern Lights Compliance Services, LLC (the Fund’s Compliance provider) and Blu Giant, LLC (the Fund’s Edgar and printing service provider).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-312-580-0900.

51

Privacy Policy

Rev. July 2015

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST II (“NLFT II”) DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number • Employment information • Account balances	• Account transactions • Income • Investment experience
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share a customer’s personal information to run their everyday business - to process transactions, maintain customer accounts, and report to credit bureaus. In the section below, we list the reasons financial companies can share their customer's personal information; the reasons NLFT II chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does NLFT II share?	Can you limit this sharing?
For our everyday business purposes -- such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes -- to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes -- information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes -- information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 1-402-493-4603

52

Who we are
Who is providing this notice?	Northern Lights Fund Trust II
What we do
How does NLFT II protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does NLFT II collect my personal information?	We collect your personal information, for example, when you
	• open an account • give us your income information • provide employment information	• provide account information • give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only

•         sharing for affiliates’ everyday business purposes—information about your creditworthiness

•         affiliates from using your information to market to you

•         sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

The following companies may be considered affiliates of NLFT II:

•         CLS Investments, LLC

•         NorthStar Financial Services Group, LLC

•         NorthStar CTC Holdings, Inc.

•         NorthStar Topco, LLC

•         Blu Giant, LLC

•         Gemini Fund Services, LLC

•         Gemini Alternative Funds, LLC

•         Gemini Hedge Fund Services, LLC

•         Northern Lights Compliance Services, LLC

•         Northern Lights Distributors, LLC

•         Orion Advisor Services, LLC

•         Constellation Trust Company

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • NLFT II does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products and services to you. • Our joint marketing partners include other financial service companies.

53

Proxy Voting Policy

Information regarding how the Funds vote proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Funds used to determine how to vote proxies is available without charge, upon request, by calling 1-312-580-0900 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Portfolio Holdings

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-312-580-0900.

Investment Adviser

North Star Investment Management Corp.

20 N. Wacker Drive #1416

Chicago, IL 60606

Administrator

Gemini Fund Services, LLC

80 Arkay Drive

Hauppauge, NY 11788

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Keith Rhoades is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Rhoades is independent for purposes of this Item.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2015- $52,000

2014- $37,500

(b)	Audit-Related Fees
2015-None

2014-None

(c)	Tax Fees

2015- $8,000

2014- $7,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2015-None

2014- None

(e) (1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2014	2015
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2015 – $8,000

2014 – $7,500

(h) The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust II

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principle Executive Officer/President

Date 2/8/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Kevin E. Wolf

Kevin E. Wolf, Principle Executive Officer/President

Date 2/8/16

By (Signature and Title)

/s/ Erik Naviloff

Erik Naviloff, Principal Financial Officer/Treasurer

Date 2/8/16